US 175703306 FIRST AMENDMENT TO CREDIT AGREEMENT FIRST AMENDMENT, dated as of April 30, 2024 (this “Amendment”), to the Credit Agreement referenced below, by and among Sabra Health Care Limited Partnership, a Delaware limited partnership and Sabra Canadian Holdings, LLC, a Delaware limited liability company (the “Borrowers”) and Bank of America, N.A., as Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such term in the Credit Agreement. WHEREAS, the Borrowers, Sabra Health Care REIT, Inc., a Maryland corporation as a guarantor, the Subsidiary Guarantors from time to time party thereto as guarantors, the Lenders from time to time party thereto, the Administrative Agent, and Bank of America, N.A., Citizens Bank, National Association, Crédit Agricole Corporate and Investment Bank and Wells Fargo Bank, N.A., as L/C Issuers are party to that certain the Sixth Amended and Restated Credit Agreement, dated as of January 4, 2023, (as heretofore amended, modified, extended, restated, replaced, or supplemented, the “Credit Agreement”); and WHEREAS, the Applicable Authority with respect to Canadian Dollars has made a public statement identifying the Scheduled Unavailability Date for the Relevant Rate for Canadian Dollars, and the Borrowers and the Administrative Agent have agreed, pursuant to Section 3.03(c) of the Credit Agreement, to amend the Credit Agreement solely for the purpose of replacing such Relevant Rate, subject to the terms and conditions of this Amendment. NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows: SECTION 1. Amendments to the Credit Agreement. Subject to all of the terms and conditions of set forth in this Amendment: 1.1 Amendment to Definition of Alternative Currency Daily Rate. The definition of “Alternative Currency Daily Rate” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: “Alternative Currency Daily Rate” means, for any day, with respect to any Credit Extension made pursuant to this Agreement: (a) denominated in Sterling, the rate per annum equal to SONIA determined pursuant to the definition thereof plus the SONIA Adjustment; (b) denominated in Swiss Francs, the rate per annum equal to SARON determined pursuant to the definition thereof; (c) denominated in Canadian Dollars, the rate per annum equal to Daily Simple CORRA plus the CORRA Adjustment; and (d) denominated in any other Alternative Currency (to the extent such Loans denominated in such currency will bear interest at a daily rate), the daily rate per annum as designated with respect to such Alternative Currency at the time such Alternative Currency is approved by the Administrative Agent and the relevant Lenders pursuant to Section 1.06(a) plus the adjustment (if any) determined by the Administrative Agent and the relevant Lenders pursuant to Section 1.06(a);

2 US 175703306 provided, that, if any Alternative Currency Daily Rate shall be less than zero, such rate shall be deemed zero for purposes of the Loan Documents. Any change in an Alternative Currency Daily Rate shall be effective from and including the date of such change without further notice. 1.2 Amendment to Definition of Alternative Currency Term Rate. Clause (b) of the definition of “Alternative Currency Term Rate” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: (b) denominated in Canadian Dollars, the rate per annum equal to the forward-looking term rate based on the Canadian Overnight Repo Rate Average administered and published by the Bank of Canada (or any successor administrator), as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) (in such case, the “Term CORRA Rate”) that is two Business Days prior to the Rate Determination Date with a term equivalent to such Interest Period plus the CORRA Adjustment for such Interest Period; 1.3 Amendment to Definition of Canadian Prime Rate. The definition of “Canadian Prime Rate” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: “Canadian Prime Rate” means, for any day a fluctuating rate of interest per annum equal to the greater of (a) the per annum rate of interest quoted or established as the “prime rate” of Bank of America, N.A., Canada Branch which it quotes or establishes for such day as its reference rate of interest in order to determine interest rates for commercial loans in Canadian Dollars in Canada to its Canadian borrowers; and (b) the average Adjusted Term CORRA for a 1- month term plus ½ of 1% per annum, adjusted automatically with each quoted or established change in such rate, all without the necessity of any notice to the Parent Borrower or any other Person; and if the Canadian Prime Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement. Such prime rate is based on various factors including cost and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in the prime rate shall take effect at the opening of business on the day specified in the public announcement of such change. 1.4 Amendment to Definition of Conforming Changes. The definition of “Conforming Changes” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: “Conforming Changes” means, with respect to the use, administration of or any conventions associated with SOFR, Daily Simple SOFR, Term SOFR, any Alternative Currency Daily Rate, any Alternative Currency Term Rate, any Relevant Rate or any proposed Successor Rate for an Agreed Currency, as applicable, any conforming changes to the definitions related thereto, including “Base Rate”, “Daily Simple SOFR”, “SOFR”, “Term SOFR”, “Term SOFR Screen Rate”, “EURIBOR”, “SARON”, “SONIA”, and “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definitions of “Business Day” and “U.S. Government Securities Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods and the day basis for calculating interest for an Agreed Currency listed on Schedule 2.11) as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption and implementation of such

3 US 175703306 applicable rate(s) and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice for such Agreed Currency (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate for such Agreed Currency exists, in such other manner of administration as the Administrative Agent determines is reasonably necessary in connection with the administration of this Agreement and any other Loan Document). 1.5 New Definition of CORRA. Section 1.01 of the Credit Agreement is hereby amended by adding thereto the following definition of “CORRA” in the appropriate alphabetical order: “CORRA” means, with respect to any applicable determination date, the Canadian Overnight Repo Rate Average administered and published on the second Business Day preceding such date by the Bank of Canada (or any successor administrator satisfactory to the Administrative Agent); provided, however, that if such determination date is not a Business Day, then CORRA means such rate that applied on the first Business Day immediately prior thereto. 1.6 New Definition of CORRA Adjustment. Section 1.01 of the Credit Agreement is hereby amended by adding thereto the following definition of “CORRA Adjustment” in the appropriate alphabetical order: “CORRA Adjustment.” means (a) with respect to Daily Simple CORRA, 0.29547% (29.547 basis points) per annum and (b) with respect to the Term CORRA Rate, (i) 0.29547% (29.547 basis points) per annum for an Interest Period of one-month’s duration and 0.32138% (32.138 basis points) per annum for an Interest Period of three-months’ duration. 1.7 New Definition of Daily Simple CORRA. Section 1.01 of the Credit Agreement is hereby amended by adding thereto the following definition of “Daily Simple CORRA” in the appropriate alphabetical order: “Daily Simple CORRA” means the rate per annum equal to CORRA determined for any day pursuant to the definition thereof. Any change in Daily Simple CORRA shall be effective from and including the date of such change without further notice. If the rate as so determined would be less than zero, such rate shall be determined to be zero for purposes of this Agreement and the other Loan Documents. 1.8 Amendment to Definition of Relevant Rate. The definition of “Relevant Rate” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: “Relevant Rate” means with respect to any Credit Extension denominated in (a) Dollars, Term SOFR and in the case of Revolving Credit Loans, also SOFR, (b) Sterling, SONIA, (c) Swiss Francs, SARON, (d) Euros, EURIBOR and (e) Canadian Dollars, Daily Simple CORRA and the Term CORRA Rate, as applicable. 1.9 New Definition of Term CORRA Rate. Section 1.01 of the Credit Agreement is hereby amended by adding thereto the following definition of “Term CORRA Rate” in the appropriate alphabetical order: “Term CORRA Rate” has the meaning specified in in the definition of “Alternative Currency Term Rate”.

4 US 175703306 1.10 Amendment to Section 2.02(a). Section 2.02(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows: (a) Each Committed Borrowing, each Term Borrowing, each conversion of Loans from one Type to another, and each continuation of Term SOFR Loans and Alternative Currency Term Rate Loans shall be made upon the Parent Borrower’s irrevocable notice to the Administrative Agent, which may be given by (A) telephone, or (B) a Committed Loan Notice; provided that any telephonic notice must be confirmed promptly by delivery to the Administrative Agent of a Committed Loan Notice. Each such Committed Loan Notice must be received by the Administrative Agent not later than (i) in the case of Term SOFR Loans, 1:00 p.m. on the second Business Day immediately prior to the requested date of any Borrowing of, conversion to or continuation of Term SOFR Loans or of any conversion of Term SOFR Loans to Daily SOFR Loans or Base Rate Loans, (ii) in the case of Alternative Currency Loans, 11:00 a.m. four (4) Business Days (or five (5) Business Days in the case of a Special Notice Currency) prior to the requested date of any Committed Borrowing or CAD Term Borrowing, or any continuation or conversion to an Alternative Currency Term Rate Loan, and (iii) 12:00 p.m. on the requested date of any Committed Borrowing of Daily SOFR Loans and any Borrowing of Base Rate Loans or the conversion of Daily SOFR Loans to Base Rate Loans or of Base Rate Loans to Daily SOFR Loans. Each Borrowing of or conversion to Daily SOFR Loans, each Borrowing of, conversion to or continuation of Alternative Currency Loans and each Borrowing of, conversion to or continuation of Term SOFR Loans shall be in a principal amount of the Dollar Equivalent of $1,000,000 or a whole multiple of the Dollar Equivalent of $500,000 in excess thereof. Except as provided in Section 2.03(f), each Borrowing of or conversion to Base Rate Loans shall be in a minimum principal amount the Dollar Equivalent of which is $500,000 or a whole multiple of the Dollar Equivalent of $100,000 in excess thereof. Each Committed Loan Notice shall specify (i) whether the applicable request is with respect to a Committed Borrowing, a Term A-1 Borrowing, a CAD Term Borrowing, a Borrowing under an Incremental Term Loan Facility, a conversion of Loans denominated in Dollars from one Type to another, or a continuation of Term SOFR Loans or Alternative Currency Term Rate Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Type and Class of Loans to be borrowed or continued or to which existing Loans are to be converted, (v) if applicable, the duration of the Interest Period with respect thereto and (vi) the Tranche and currency of any Committed Revolving Loans to be borrowed or continued. If the Parent Borrower fails to specify a currency in a Committed Loan Notice requesting a Committed Borrowing, then the Committed Revolving Loans so requested shall be made in Dollars. If the Parent Borrower requests Revolving Loans to be made in Dollars but fails to specify a Tranche in the related Committed Loan Notice, then the applicable Revolving Loans shall be made as Dollar Tranche Loans, and as Alternative Currency Tranche Loans if the request specifies an Alternative Currency or if no unused Dollar Tranche Commitments exist. If the Parent Borrower fails to specify a Type of Loan in a Committed Loan Notice with respect to a Committed Borrowing or if the Parent Borrower fails to give a timely notice requesting a conversion or continuation of Loans, then the applicable Loans shall be made as, or continued as, Daily SOFR Loans; provided, however, that in the case of a failure to timely request a continuation of Committed Revolving Loans denominated in an Alternative Currency, such Loans shall be converted to or continued in their original currency as Alternative Currency Daily Rate Loans if an Alternative Currency Daily Rate is available for such currency, and if an Alternative Currency Daily Rate is not available for such currency shall be continued as Alternative Currency Rate Term Loans with an Interest Period of one month. If the Parent Borrower fails to specify a Type of Loan in a Committed Loan Notice with respect to a Term Borrowing or if the Parent Borrower fails to give a timely notice requesting a conversion or

5 US 175703306 continuation of a Term Borrowing, then the applicable Loans shall be made as or continued as, or converted to, Daily SOFR Loans; provided, however, that in the case of a failure to timely request a conversion or continuation of Term Loans denominated in an Alternative Currency, such Loans shall be converted to or continued, as applicable, in their original currency as Alternative Currency Daily Rate Loans if an Alternative Currency Daily Rate is available for such currency, and if an Alternative Currency Daily Rate is not available for such currency shall be continued as Alternative Currency Rate Term Loans with an Interest Period of one month. Any automatic conversion of Term SOFR Loans to Daily SOFR Loans or of an Alternative Currency Term Rate Loan to an Alternative Currency Daily Rate Loan, or automatic continuation of Alternative Currency Term Rate Loans or Alternative Currency Term Rate Loans, shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Term SOFR Loans or Alternative Currency Term Rate Loans. If the Parent Borrower requests a Borrowing of, conversion to, or continuation of Alternative Currency Term Rate Loans or Term SOFR Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. No Loan may be converted into or continued as a Loan denominated in a different currency or in a different Tranche, but instead must be prepaid in the original currency of such Loan to the Lenders under the original Tranche and reborrowed in the other currency or under the other Tranche in accordance with the provisions of this Agreement. 1.11 Amendment to Section 2.02(c). Section 2.02(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows: (c) Except as otherwise provided herein, a Term SOFR Loan may be continued or converted only on the last day of an Interest Period for such Term SOFR Loan and an Alternative Currency Term Rate Loan may be continued only on the last day of an Interest Period for such Alternative Currency Term Rate Loan. Notwithstanding anything contained herein to the contrary, during the existence of a Default or Event of Default, (i) no Loan may be requested as or converted to a Daily SOFR Loan or requested as an Alternative Currency Daily Rate Loan, or requested as, converted to or continued as a Term SOFR Loan or requested as, converted to or continued as an Alternative Currency Term Rate Loan, if the Required Lenders shall have prohibited the same in a writing furnished to the Administrative Agent and (ii) at the request of the Required Lenders, any or all of the then outstanding Alternative Currency Term Rate Loans denominated in an Alternative Currency shall be prepaid, or redenominated into Dollars in the amount of the Dollar Equivalent thereof, on the last day of the then current Interest Period with respect thereto. 1.12 Amendment of Section 2.11. Section 2.11 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: Section 2.11. Computations of Interest and Fees. All computations of interest for Base Rate Loans (including Base Rate Loans determined by reference to Term SOFR) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All computations of interest for Alternative Currency Loans shall be made on the basis of a year as set forth on Schedule 2.11 for such Alternative Currency and actual days elapsed. All other computations of fees and interest, including those with respect to Daily SOFR Loans, shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365 day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.13(a), bear interest

6 US 175703306 for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error. 1.13 Addition of New Schedule 2.11. Exhibit A to this Amendment is hereby added to the Credit Agreement as Schedule 2.11. SECTION 2. Transition of Existing Loans denominated in Canadian Dollars. Notwithstanding anything to the contrary contained herein or elsewhere: (a) Alternative Currency Term Rate Loans that are denominated in Canadian Dollars and are outstanding on the First Amendment Effective Date (“Existing Canadian Denominated Loans”) shall continue to accrue interest at the per annum interest rate that would apply to such Existing Canadian Denominated Loans under the Credit Agreement, and such interest shall be payable on the dates that such interest would be payable under the Credit Agreement and otherwise in accordance with the terms thereof and (b) on the last day of the Interest Period (solely for purposes of this paragraph, as defined in the Credit Agreement) with respect to each Existing Canadian Denominated Loan, such Existing Canadian Denominated Loan shall be converted to an Alternative Currency Daily Rate Loan denominated in Canadian Dollars (accruing interest as set forth in the Amended Credit Agreement). SECTION 3. Conditions of Effectiveness. This Amendment shall become effective at 5:00 p.m. Eastern time on the fifth Business Day after the Administrative Agent shall have posted this Amendment to all Lenders and the Parent Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders object to this Amendment (the “Effective Time”). SECTION 4. Representations and Warranties. Each Borrower reaffirms and restates the representations and warranties set forth in the Credit Agreement and in the other Loan Documents and all such representations and warranties shall be true and correct in all material respects (or, in the case of the representations and warranties in Sections 5.14(b) and 5.16(a) of the Credit Agreement and any representation and warranty that is qualified by materiality or Material Adverse Effect, in all respects) on and as of the date hereof and at the Effective Time, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall have been true and correct in all material respects (or, in the case of the representations and warranties in Sections 5.14(b) and 5.16(a) of the Credit Agreement and any representation and warranty that is qualified by materiality or Material Adverse Effect, in all respects) as of such earlier date, and except that for purposes hereof, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement. Each Borrower represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent and the Lenders that: (a) it has all requisite power and authority to execute and deliver this Amendment and perform its obligations under this Amendment and the Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”); (b) the execution, delivery and performance by it of this Amendment, and the performance of the Amended Credit Agreement by each Credit Party party thereto, have been duly authorized by all necessary corporate or other organizational action; (c) no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the

7 US 175703306 Borrowers of this Amendment or the performance by, or enforcement against, any Credit Party of the Amended Credit Agreement; (d) this Amendment has been duly executed and delivered by it, and this Amendment constitutes its legal, valid and binding obligation, and the Amended Credit Agreement constitutes a legal, valid and binding obligation of each Credit Party party thereto, in each case, enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and equitable principles relating to enforceability; (e) no Default or Event of Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Amendment or the Amended Credit Agreement; and (f) neither the execution and delivery of this Amendment nor the performance of this Amendment or the Amended Credit Agreement will (i) contravene the terms of any Credit Party’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (x) any Contractual Obligation to which any Credit Party is party or affecting any Credit Party or the properties of any Credit Party or any of its Subsidiaries or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which any Credit Party or its property is subject; or (iii) violate any Law; except in each case referred to in clause (ii) or (iii), as contemplated hereunder or to the extent such conflict, breach, contravention or violation, or creation of any such Lien or required payment could not reasonably be expected to have a Material Adverse Effect. SECTION 5. Costs and Expenses. The Borrower acknowledges and agrees that its payment obligations set forth in Section 10.04 of the Credit Agreement include the costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and any other documentation contemplated hereby (whether or not this Amendment becomes effective or the transactions contemplated hereby are consummated and whether or not a Default or Event of Default has occurred or is continuing), including, but not limited to, the reasonable fees, charges and disbursements of Arnold & Porter Kaye Scholer LLP, counsel to the Administrative Agent. SECTION 6. Ratification. (a) Except as herein agreed, the Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and affirmed by the Borrowers. (b) This Amendment shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (i) to be a consent granted pursuant to, or a waiver, modification or forbearance of, any term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or a waiver of any Default or Event of Default under the Credit Agreement, whether or not known to the Administrative Agent or any of the Lenders, or (ii) to prejudice any right or remedy which the Administrative Agent or any of the Lenders may now have or have in the future against any Person under or in connection with the Credit Agreement, the Amended Credit Agreement, any of the instruments or agreements referred to therein or any of the transactions contemplated thereby. SECTION 7. Modifications. Neither this Amendment, nor any provision hereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the parties hereto.

8 US 175703306 SECTION 8. References. The Borrowers acknowledge and agree that this Amendment constitutes a Loan Document. Each reference in the Amended Credit Agreement to “this Amendment,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in each other Loan Document (and the other documents and instruments delivered pursuant to or in connection therewith) to the “Credit Agreement”, “thereunder”, “thereof” or words of like import, shall mean and be a reference to the Credit Agreement as modified hereby and as the Amended Credit Agreement may in the future be amended, restated, supplemented or modified from time to time. SECTION 9. Execution. This Amendment is a Communication. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the provisions of Section 10.20 of the Credit Agreement are incorporated herein as if set forth in full herein, mutatis mutandis. SECTION 10. Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. SECTION 11. Severability. If any provision of this Amendment shall be held to be illegal, invalid or unenforceable the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. SECTION 12. Governing Law. THIS AMENDMENT, AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTION 13. Headings. Section headings in this Amendment are included for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment. [Signature pages immediately follow.]

IN WITNESS WHEREOF, the Borrowers and the Administrative Agent have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written. BORROWERS: SABRA HEALTH CARE LIMITED PARTNERSHIP, a Delaware limited partnership By: Sabra Health Care REIT, Inc., a Maryland corporation, its general partner By: /s/ Michael Costa Name: Michael Costa Title: Chief Financial Officer SABRA CANADIAN HOLDINGS, LLC, a Delaware limited liability company By: /s/ Michael Costa Name: Michael Costa Title: Chief Financial Officer

ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A., as Administrative Agent By: /s/ Kyle D Harding Name: Kyle D Harding Title: Vice President

Exhibit A to Sabra First Amendment [Signature Page to First Amendment to Sabra Health Care Credit Agreement] Schedule 2.11 DAY BASIS FOR ALTERNATIVE CURRENCIES Alternative Currency Benchmark Rate Day Basis* British Pound Sterling (Sterling) SONIA 365 Canadian Dollar (CAD) Daily Simple CORRA and the Term CORRA Rate 365 Euro (EUR) EURIBOR 360 Swiss Franc SARON 360 *Use of a 360-day year results in more fees or interest, as applicable, being paid than if computed on a 365-day year.